UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat, Inc. (“Viasat,” “we,” “us,” “our,” or the “Company”) operates and the beliefs and assumptions of its management. Viasat uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. In addition, statements regarding projections of earnings, revenue, costs or other financial items; anticipated growth and trends in our business or key markets; future economic conditions and performance; the development, customer acceptance and anticipated performance of technologies, products or services; the construction, completion, testing, launch, commencement of commercial service, expected performance and benefits of satellites (including future satellites planned or under construction) and the timing thereof; the extent and impact of anomalies on the ViaSat-3 F1 and Inmarsat-6 (I-6) F2 satellites, the anticipated functionality or performance of such satellites and any potential remedial or mitigating measures that may be undertaken or insurance proceeds that may be recoverable in connection therewith; the expected capacity, coverage, service speeds and other features of our satellites, and the cost, economics and other benefits associated therewith; anticipated subscriber growth; plans, objectives and strategies for future operations; international growth opportunities; the number of additional aircraft under existing contracts with commercial airlines anticipated to be put into service with our in-flight connectivity (IFC) systems; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially include: risks that our acquisition of Inmarsat Holdings (the “Inmarsat Acquisition”) disrupts current plans and operations or diverts management’s attention from our business; the ability to realize anticipated benefits and synergies of the Inmarsat Acquisition and our other acquisitions, including the expectation of enhancements to our products and services, greater revenue or growth opportunities, and the realization of operating efficiencies and cost savings (including the timing and amount thereof); our ability to realize the anticipated benefits of any existing or future satellite; unexpected expenses related to our satellite projects; our ability to successfully implement our business plan on our anticipated timeline or at all; risks associated with the construction, launch and operation of satellites, including the effect of any anomaly, launch, operational or deployment failure or degradation in satellite performance; capacity constraints in our business in the lead-up to the launch of services on new satellites; our ability to successfully develop, introduce and sell new technologies, products and services; audits by the U.S. Government; changes in the global business environment and economic conditions; delays in approving U.S. Government budgets and cuts in government defense expenditures; our reliance on U.S. Government contracts; reduced demand for products and services as a result of continued constraints on capital spending by customers; changes in relationships with, or the financial condition of, key customers or suppliers; our reliance on a limited number of third parties to manufacture and supply our products; increased competition; introduction of new technologies and other factors affecting the communications and defense industries generally; the effect of adverse regulatory changes (including changes affecting spectrum availability or permitted uses) on our ability to sell or deploy our products and services; changes in the way others use spectrum; our inability to access additional spectrum, use spectrum for additional purposes, and/or operate satellites at additional orbital locations; competing uses of the same spectrum or orbital locations that we utilize or seek to utilize; the effect of changes to global tax laws; our level of indebtedness and ability to comply with applicable debt covenants; our involvement in litigation, including intellectual property claims and litigation to protect our proprietary technology; and our dependence on a limited number of key employees. Please also refer to the risk factors contained in Viasat’s Securities and Exchange Commission filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Viasat undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 7.01.	Regulation FD Disclosure.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

In connection with the offering of the Inmarsat Notes (as defined below), the Issuers (as defined below) distributed an offering memorandum to prospective investors. Excerpts from the offering memorandum are furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01.

Item 8.01.	Other Events.

Inmarsat Notes Offering

On September 9, 2024, Viasat issued a press release pursuant to Rule 135c under the Securities Act regarding the proposed issuance by Connect Finco SARL, a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 28, Boulevard F.W. Raiffeisen, L-2411, Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under B233109 (the “Luxembourg Issuer”), and Connect U.S. Finco LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “U.S. Issuer” and, together with the Luxembourg Issuer, the “Issuers”) of $1,250.0 million in aggregate principal amount of senior secured notes due 2029 (the “Inmarsat Notes”) through a private placement to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act. The Issuers are wholly-owned indirect subsidiaries of Viasat.

The Issuers intend to use the net proceeds from the offering of the Inmarsat Notes, together with cash on hand, to (i) to redeem a portion of the Issuers’ outstanding 6.750% Senior Secured Notes due 2026 (the “Inmarsat 2026 Notes”) and (ii) pay related fees and expenses. The foregoing does not constitute a notice of redemption with respect to any of the Inmarsat 2026 Notes.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The Inmarsat Notes have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.2.

Debt Repurchases

In addition, since June 30, 2024 to date, Viasat (i) has repurchased $50.5 million aggregate principal amount of Viasat’s outstanding 5.625% Senior Notes due 2025 (the “2025 Notes”) and (ii) has caused the Issuers to repurchase $101.7 million aggregate principal amount of Inmarsat 2026 Notes. Viasat may continue to repurchase and cause the Issuers to repurchase up to an additional aggregate amount of $300.0 million of 2025 Notes and Inmarsat 2026 Notes, as applicable. Viasat intends to focus on its earlier maturities. Such repurchases, if any, are opportunistic and will depend on a number of factors, including, but not limited to, Viasat’s priorities for the use of cash, price, market and economic conditions, its liquidity requirements, and legal and contractual restrictions. To the extent the 2025 Notes or the Inmarsat 2026 Notes are not repurchased, Viasat intends to redeem such notes at maturity.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Excerpt from offering memorandum in connection with offering of the Inmarsat Notes
99.2	Press Release dated September 9, 2024, issued by Viasat, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: September 9, 2024	By:	/s/ Paul Castor
	Name:	Paul Castor
	Title:	Vice President, Chief Corporate Counsel